Exhibit 99.1

Associated Reports First Quarter Earnings of $0.24 per share

Net income to common shareholders of $41 million

GREEN BAY, Wis. — April 19, 2012 — Associated Banc-Corp (NASDAQ: ASBC) today reported net income to common shareholders of $41 million, or $0.24 per common share, for the quarter ended March 31, 2012. This compares to net income to common shareholders of $15 million, or $0.09 per common share, for the comparable quarter ended March 31, 2011.

“We are pleased with the solid results of this quarter and remain optimistic on the outlook for our business,” said President and CEO Philip B. Flynn. “We have announced an increase to the common dividend this quarter and we remain focused on growing the company consistent with our commitment to building shareholder value through our long-term strategy for growth at Associated.”

HIGHLIGHTS

•	Net income to common shareholders of $41 million improved by 4% from the prior quarter

–	Earnings increased $26 million year-over year

–	Quarterly net income to common shareholders is at the highest level since early 2008

•	Return on tier 1 common capital for the quarter was 9.23%, compared to 3.76% a year ago

•	Quarterly dividend increased to $0.05 per common share, up from $0.01 per common share

•	Loan balances increased by a net $223 million, or 2%, during the first quarter to $14.3 billion, and have increased $1.6 billion, or 13%, from a year ago

•	Demand deposit balances increased by $60 million, or 2%, from the prior quarter, and have increased $704 million, or 21%, from a year ago

•	Net interest income of $155 million improved by 2% from the prior quarter

•	Credit metrics continued to improve:

–	Nonperforming assets declined $37 million, or 9%, from the prior quarter, and are down $176 million, or 33%, from a year ago

–	Potential problem loans declined 15% from the prior quarter, and are down 47% from a year ago

ASSOCIATED BANC-CORP REPORTS FIRST QUARTER 2012 RESULTS	PAGE 2

FIRST QUARTER 2012 FINANCIAL RESULTS

Loans

At March 31, 2012, the Company’s loan portfolio was $14.3 billion, up $223 million, or 2%, from $14.0 billion at December 31, 2011, and up $1.6 billion, or 13%, from $12.7 billion a year ago. The retail and residential mortgage portfolio grew by a net $155 million from the fourth quarter of 2011, driven by strong mortgage refinancing activity. Commercial real estate lending grew by a net $82 million on a linked-quarter basis with growth in the investor commercial real estate portfolio of $100 million partially offset by run-off in the construction portfolio of $18 million. Commercial and business lending declined by a net $15 million from the prior quarter as middle market commercial lending growth of $27 million was offset by run-off in other portfolios, including a $37 million decline in the mortgage warehouse lending portfolio.

Deposits

Total deposits of $15.7 billion at the end of the first quarter were up $563 million, or 4%, from $15.1 billion at the end of the fourth quarter. The net deposit growth during the quarter was a result of a $1.0 billion, or 20%, increase in money market deposits and a decline in brokered CD balances of $156 million coupled with a decline in other time deposits of $224 million. Demand deposit balances also increased by $60 million, or 2%, during the quarter, and are up $704 million, or 21%, from the year ago quarter.

Net Interest Income and Net Interest Margin

First quarter net interest income increased by $3 million, or 2%, from the prior quarter to $155 million. The net interest margin for the first quarter was 3.31%, an increase of 10 basis points from the prior quarter. Yields on earning assets increased by 4 basis points from the prior quarter, and the cost of interest-bearing liabilities declined by 8 basis points, contributing to the quarterly increase in overall net interest margin.

Noninterest Income and Expense

Noninterest income for the quarter was $82 million, up $8 million, or 10%, from the fourth quarter. The improvement was primarily driven by an increase in mortgage banking income which benefited from a $5 million increase in gain on sale from secondary mortgage production as well as $3 million from lower valuation expense on mortgage servicing rights.

Total noninterest expense for the quarter ended March 31, 2012 was $173 million, down $2 million, or 1%, from the fourth quarter. Personnel and occupancy expenses increased by $6 million and legal and professional fees increased by $5 million from the prior quarter, primarily due to the cost of addressing regulatory items. Offsetting the increased personnel, occupancy, and legal expenses were lower losses other than loans, reduced business development and advertising expense, and lower foreclosure and OREO expense and FDIC expense.

Credit Metrics

The Company reported another quarter of improving credit metrics with nonperforming assets down 9% to $362 million from $398 million at December 31, 2011, and down 33% from $537 million at March 31, 2011.

ASSOCIATED BANC-CORP REPORTS FIRST QUARTER 2012 RESULTS	PAGE 3

Net charge offs were $22 million for the first quarter, down 59% from $53 million for the first quarter of 2011. The Company’s allowance for loan losses was $356 million, representing an allowance equal to 2.50% of loans, and covered over 108% of nonaccrual loans at March 31, 2012.

Capital Ratios

The Company’s capital position remains very strong, with a Tier 1 common equity ratio of 12.49% at March 31, 2012. The Company’s capital ratios continue to be in excess of “well-capitalized” regulatory benchmarks, and also exceed the proposed Basel III guidelines.

FIRST QUARTER 2012 EARNINGS RELEASE CONFERENCE CALL

The Company will host a conference call for investors and analysts at 4:00 p.m. Central Time (CT) today, April 19, 2012. Interested parties can listen to the call live on the Internet through the investor relations section of the company’s website, http://investor.associatedbank.com/ or by dialing 877-317-6789. The slide presentation for the call will be available on the company’s website just prior to the call. The number for international callers is 412-317-6789. Participants should ask the operator for the Associated Banc-Corp first quarter 2012 earnings call.

An audio archive of the webcast will be available on the company’s website. A telephone replay will be available two hours after the completion of the call through 8:00 a.m. CT on May 21, 2012, by dialing 877-344-7529 and entering the conference ID number 10011862. The replay number for international callers is 412-317-0088.

ABOUT ASSOCIATED BANC-CORP

Associated Banc-Corp (NASDAQ: ASBC) has total assets of $22 billion and is one of the top 50 financial services holding companies operating in the United States. Headquartered in Green Bay, Wis., Associated has over 250 banking locations serving more than 150 communities throughout Wisconsin, Illinois and Minnesota. The company offers a full range of banking services and other financial products and services. More information about Associated Banc-Corp is available at www.associatedbank.com.

FORWARD LOOKING STATEMENTS

Statements made in this document that are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. These statements may be identified by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “estimate,” “should,” “will,” “intend,” “outlook,” or similar expressions. Outcomes related to such statements are subject to numerous risk factors and uncertainties including those listed in the Company’s most recent Annual Report filed on Form 10-K as updated by the Company’s most recent Form 10-Q.

Consolidated Balance Sheets (Unaudited)

Associated Banc-Corp

	March 31,	December 31,	Seql Qtr	September 30,	June 30,	March 31,	Comp Qtr
(in thousands)	2012	2011	$ Change	2011	2011	2011	$ Change
Assets
Cash and due from banks	$360,728	$454,958	$(94,230)	$410,644	$314,682	$299,040	$61,688
Interest-bearing deposits in other financial institutions	344,148	154,562	189,586	250,648	777,675	498,094	(153,946)
Federal funds sold and securities purchased under agreements to resell	7,100	7,075	25	4,180	2,400	2,015	5,085
Securities available for sale, at fair value	4,669,100	4,937,483	(268,383)	5,453,816	5,742,034	5,883,541	(1,214,441)
Federal Home Loan Bank and Federal
Reserve Bank stocks, at cost	177,808	191,188	(13,380)	191,128	191,075	191,017	(13,209)
Loans held for sale	196,570	249,195	(52,625)	201,142	84,323	85,493	111,077
Loans	14,253,725	14,031,071	222,654	13,503,507	13,089,589	12,655,322	1,598,403
Allowance for loan losses	(356,298)	(378,151)	21,853	(399,723)	(425,961)	(454,461)	98,163

Loans, net	13,897,427	13,652,920	244,507	13,103,784	12,663,628	12,200,861	1,696,566
Premises and equipment, net	225,164	223,736	1,428	208,301	192,506	186,329	38,835
Goodwill	929,168	929,168	—	929,168	929,168	929,168	—
Other intangible assets, net	68,374	67,574	800	67,970	74,872	85,200	(16,826)
Other assets	1,038,083	1,056,358	(18,275)	1,081,868	1,076,112	1,112,807	(74,724)

Total assets	$21,913,670	$21,924,217	$(10,547)	$21,902,649	$22,048,475	$21,473,565	440,105

Liabilities and Stockholders’ Equity
Noninterest-bearing deposits	$3,989,156	$3,928,792	$60,364	$3,711,570	$3,218,722	$3,285,604	703,552
Interest-bearing deposits, excl Brokered CDs	11,617,727	10,958,915	658,812	10,867,013	10,530,658	10,413,994	1,203,733
Brokered CDs	46,493	202,948	(156,455)	203,827	316,670	324,045	(277,552)

Total deposits	15,653,376	15,090,655	562,721	14,782,410	14,066,050	14,023,643	1,629,733
Short-term funding	1,936,219	2,514,485	(578,266)	2,531,776	3,255,670	2,547,805	(611,586)
Long-term funding	1,176,736	1,177,071	(335)	1,477,408	1,484,174	1,484,177	(307,441)
Accrued expenses and other liabilities	246,466	276,212	(29,746)	260,436	243,433	223,226	23,240

Total liabilities	19,012,797	19,058,423	(45,626)	19,052,030	19,049,327	18,278,851	733,946
Stockholders’ Equity
Preferred equity	63,272	63,272	—	63,272	258,051	515,238	(451,966)
Common stock	1,750	1,746	4	1,746	1,745	1,744	6
Surplus	1,590,336	1,586,401	3,935	1,585,208	1,581,594	1,576,903	13,433
Retained earnings	1,181,247	1,148,773	32,474	1,111,080	1,079,076	1,055,344	125,903
Accumulated other comprehensive income	65,278	65,602	(324)	89,313	79,345	45,731	19,547
Treasury stock	(1,010)	—	(1,010)	—	(663)	(246)	(764)

Total stockholders’ equity	2,900,873	2,865,794	35,079	2,850,619	2,999,148	3,194,714	(293,841)

Total liabilities and stockholders’ equity	$21,913,670	$21,924,217	$(10,547)	$21,902,649	$22,048,475	$21,473,565	$440,105

Consolidated Statements of Income (Unaudited)

Associated Banc-Corp

	For The Three Months Ended
	March 31,		Quarter
(in thousands, except per share amounts)	2012	2011	$ Change	% Change
Interest Income
Interest and fees on loans	$149,023	$142,771	$6,252	4.4%
Interest and dividends on investment securities:
Taxable	23,029	34,652	(11,623)	(33.5%)
Tax-exempt	7,274	7,713	(439)	(5.7%)
Other interest	1,247	1,458	(211)	(14.5%)

Total interest income	180,573	186,594	(6,021)	(3.2%)
Interest Expense
Interest on deposits	12,036	18,249	(6,213)	(34.0%)
Interest on short-term funding	1,823	3,579	(1,756)	(49.1%)
Interest on long-term funding	12,046	11,043	1,003	9.1%

Total interest expense	25,905	32,871	(6,966)	(21.2%)

Net Interest Income	154,668	153,723	945	0.6%
Provision for loan losses	—	31,000	(31,000)	(100.0%)

Net interest income after provision for loan losses	154,668	122,723	31,945	26.0%
Noninterest Income
Trust service fees	9,787	9,831	(44)	(0.4%)
Service charges on deposit accounts	18,042	19,064	(1,022)	(5.4%)
Card-based and other nondeposit fees	10,879	15,598	(4,719)	(30.3%)
Retail commissions	15,717	16,381	(664)	(4.1%)

Total core fee-based revenue	54,425	60,874	(6,449)	(10.6%)
Mortgage banking, net	17,654	1,845	15,809	N/M
Capital market fees, net	3,716	2,378	1,338	56.3%
Bank owned life insurance income	4,292	3,586	706	19.7%
Asset sale losses, net	(481)	(1,986)	1,505	(75.8%)
Investment securities gains (losses), net	40	(22)	62	(281.8%)
Other	1,913	5,507	(3,594)	(65.3%)

Total noninterest income	81,559	72,182	9,377	13.0%
Noninterest Expense
Personnel expense	94,078	88,930	5,148	5.8%
Occupancy	15,179	15,275	(96)	(0.6%)
Equipment	5,468	4,767	701	14.7%
Data processing	9,516	7,534	1,982	26.3%
Business development and advertising	5,381	4,943	438	8.9%
Other intangible amortization	1,049	1,178	(129)	(11.0%)
Loan expense	2,910	2,956	(46)	(1.6%)
Legal and professional fees	9,715	4,482	5,233	116.8%
Losses other than loans	3,550	6,297	(2,747)	(43.6%)
Foreclosure / OREO expense	6,475	6,061	414	6.8%
FDIC expense	4,870	8,244	(3,374)	(40.9%)
Other	14,684	13,509	1,175	8.7%

Total noninterest expense	172,875	164,176	8,699	5.3%

Income before income taxes	63,352	30,729	32,623	106.2%
Income tax expense	20,719	7,876	12,843	163.1%

Net income	42,633	22,853	19,780	86.6%
Preferred stock dividends and discount	1,300	7,413	(6,113)	(82.5%)

Net income available to common equity	$41,333	$15,440	$25,893	167.7%

Earnings Per Common Share:
Basic	$0.24	$0.09	$0.15	166.7%
Diluted	$0.24	$0.09	$0.15	166.7%

Average Common Shares Outstanding:
Basic	173,846	173,213	633	0.4%
Diluted	173,848	173,217	631	0.4%

N/M = Not meaningful.

Consolidated Statements of Income (Unaudited)—Quarterly Trend

Associated Banc-Corp

			Sequential Qtr					Comparable Qtr
(in thousands, except per share amounts)	1Q12	4Q11	$ Change	% Change	3Q11	2Q11	1Q11	$ Change	% Change
Interest Income
Interest and fees on loans	$149,023	$149,832	$(809)	(0.5%)	$145,778	$144,358	$142,771	$6,252	4.4%
Interest and dividends on investment securities:
Taxable	23,029	22,855	174	0.8%	30,513	35,351	34,652	(11,623)	(33.5%)
Tax-exempt	7,274	7,344	(70)	(1.0%)	7,376	7,504	7,713	(439)	(5.7%)
Other interest	1,247	1,251	(4)	(0.3%)	1,428	1,438	1,458	(211)	(14.5%)

Total interest income	180,573	181,282	(709)	(0.4%)	185,095	188,651	186,594	(6,021)	(3.2%)
Interest Expense
Interest on deposits	12,036	14,954	(2,918)	(19.5%)	15,644	16,901	18,249	(6,213)	(34.0%)
Interest on short-term funding	1,823	2,156	(333)	(15.4%)	3,039	3,637	3,579	(1,756)	(49.1%)
Interest on long-term funding	12,046	12,347	(301)	(2.4%)	13,252	13,990	11,043	1,003	9.1%

Total interest expense	25,905	29,457	(3,552)	(12.1%)	31,935	34,528	32,871	(6,966)	(21.2%)

Net Interest Income	154,668	151,825	2,843	1.9%	153,160	154,123	153,723	945	0.6%
Provision for loan losses	—	1,000	(1,000)	(100.0%)	4,000	16,000	31,000	(31,000)	(100.0%)

Net interest income after provision for loan losses	154,668	150,825	3,843	2.5%	149,160	138,123	122,723	31,945	26.0%
Noninterest Income
Trust service fees	9,787	9,511	276	2.9%	9,791	10,012	9,831	(44)	(0.4%)
Service charges on deposit accounts	18,042	17,783	259	1.5%	19,949	19,112	19,064	(1,022)	(5.4%)
Card-based and other nondeposit fees	10,879	11,269	(390)	(3.5%)	15,291	15,747	15,598	(4,719)	(30.3%)
Retail commissions	15,717	14,881	836	5.6%	15,047	16,475	16,381	(664)	(4.1%)

Total core fee-based revenue	54,425	53,444	981	1.8%	60,078	61,346	60,874	(6,449)	(10.6%)
Mortgage banking, net	17,654	9,677	7,977	82.4%	4,521	(3,320)	1,845	15,809	N/M
Capital market fees, net	3,716	3,950	(234)	(5.9%)	3,273	(890)	2,378	1,338	56.3%
Bank owned life insurance income	4,292	3,820	472	12.4%	3,990	3,500	3,586	706	19.7%
Asset sale gains (losses), net	(481)	525	(1,006)	(191.6%)	(1,179)	(209)	(1,986)	1,505	(75.8%)
Investment securities gains (losses), net	40	(310)	350	(112.9%)	(744)	(36)	(22)	62	(281.8%)
Other	1,913	2,750	(837)	(30.4%)	1,737	4,364	5,507	(3,594)	(65.3%)

Total noninterest income	81,559	73,856	7,703	10.4%	71,676	64,755	72,182	9,377	13.0%
Noninterest Expense
Personnel expense	94,078	89,785	4,293	4.8%	90,377	89,203	88,930	5,148	5.8%
Occupancy	15,179	13,796	1,383	10.0%	14,205	12,663	15,275	(96)	(0.6%)
Equipment	5,468	5,286	182	3.4%	4,851	4,969	4,767	701	14.7%
Data processing	9,516	9,080	436	4.8%	7,887	7,974	7,534	1,982	26.3%
Business development and advertising	5,381	6,904	(1,523)	(22.1%)	5,539	5,652	4,943	438	8.9%
Other intangible amortization	1,049	1,179	(130)	(11.0%)	1,179	1,178	1,178	(129)	(11.0%)
Loan expense	2,910	3,469	(559)	(16.1%)	2,600	2,983	2,956	(46)	(1.6%)
Legal and professional fees	9,715	4,651	5,064	108.9%	4,289	4,783	4,482	5,233	116.8%
Losses other than loans	3,550	11,890	(8,340)	(70.1%)	1,659	(1,925)	6,297	(2,747)	(43.6%)
Foreclosure / OREO expense	6,475	7,493	(1,018)	(13.6%)	7,662	9,527	6,061	414	6.8%
FDIC expense	4,870	6,136	(1,266)	(20.6%)	6,906	7,198	8,244	(3,374)	(40.9%)
Other	14,684	14,982	(298)	(2.0%)	15,006	14,681	13,509	1,175	8.7%

Total noninterest expense	172,875	174,651	(1,776)	(1.0%)	162,160	158,886	164,176	8,699	5.3%

Income before income taxes	63,352	50,030	13,322	26.6%	58,676	43,992	30,729	32,623	106.2%
Income tax expense	20,719	8,905	11,814	132.7%	17,337	9,610	7,876	12,843	163.1%

Net income	42,633	41,125	1,508	3.7%	41,339	34,382	22,853	19,780	86.6%
Preferred stock dividends and discount	1,300	1,300	—	0.0%	7,305	8,812	7,413	(6,113)	(82.5%)

Net income available to common equity	$41,333	$39,825	$1,508	3.8%	$34,034	$25,570	$15,440	$25,893	167.7%

Earnings Per Common Share:
Basic	$0.24	$0.23	$0.01	4.3%	$0.20	$0.15	$0.09	$0.15	166.7%
Diluted	$0.24	$0.23	$0.01	4.3%	$0.20	$0.15	$0.09	$0.15	166.7%

Average Common Shares Outstanding:
Basic	173,846	173,523	323	0.2%	173,418	173,323	173,213	633	0.4%
Diluted	173,848	173,523	325	0.2%	173,418	173,327	173,217	631	0.4%

N/M = Not meaningful.

Selected Quarterly Information

Associated Banc-Corp

(in thousands, except per share and full time equivalent employee data)	1st Qtr 2012	4th Qtr 2011	3rd Qtr 2011	2nd Qtr 2011	1st Qtr 2011
Summary of Operations
Net interest income	$154,668	$151,825	$153,160	$154,123	$153,723
Provision for loan losses	—	1,000	4,000	16,000	31,000
Asset sale gains (losses), net	(481)	525	(1,179)	(209)	(1,986)
Investment securities gains (losses), net	40	(310)	(744)	(36)	(22)
Noninterest income (excluding securities & asset gains)	82,000	73,641	73,599	65,000	74,190
Noninterest expense	172,875	174,651	162,160	158,886	164,176
Income before income taxes	63,352	50,030	58,676	43,992	30,729
Income tax expense	20,719	8,905	17,337	9,610	7,876
Net income	42,633	41,125	41,339	34,382	22,853
Net income available to common equity	41,333	39,825	34,034	25,570	15,440
Taxable equivalent adjustment	5,303	5,307	5,295	5,332	5,440

Per Common Share Data
Net income:
Basic	$0.24	$0.23	$0.20	$0.15	$0.09
Diluted	0.24	0.23	0.20	0.15	0.09
Dividends	0.05	0.01	0.01	0.01	0.01
Market Value:
High	$14.63	$11.78	$14.17	$15.02	$15.36
Low	11.43	9.15	8.95	13.06	13.83
Close	13.96	11.17	9.30	13.90	14.85
Book value	16.32	16.15	16.07	15.81	15.46
Tangible book value	10.87	10.68	10.59	10.33	9.97

Performance Ratios (annualized)
Earning assets yield	3.85%	3.81%	3.88%	4.00%	4.01%
Interest-bearing liabilities rate	0.70	0.78	0.83	0.91	0.89
Net interest margin	3.31	3.21	3.23	3.29	3.32
Return on average assets	0.79	0.75	0.75	0.64	0.43
Return on average equity	5.93	5.71	5.49	4.63	2.92
Return on average Tier 1 common equity (1)	9.23	8.96	7.83	6.07	3.76
Efficiency ratio (2)	71.44	75.68	69.88	70.79	70.36
Effective tax rate	32.70	17.80	29.55	21.84	25.63
Dividend payout ratio (3)	20.83	4.35	5.00	6.67	11.11

Average Balances
Assets	$21,659,139	$21,755,870	$21,729,187	$21,526,155	$21,336,858
Earning assets	19,371,729	19,506,627	19,530,007	19,431,292	19,297,866
Interest-bearing liabilities	14,920,413	15,095,689	15,215,517	15,261,514	14,907,465
Loans (4)	14,310,441	14,043,585	13,376,928	13,004,904	12,673,844
Deposits	15,000,567	14,893,469	14,405,311	14,052,689	14,245,614
Short and long-term funding	3,603,700	3,857,252	4,227,319	4,434,500	3,883,122
Common stockholders’ equity	2,826,913	2,792,823	2,765,023	2,704,909	2,657,956
Stockholders’ equity	2,890,185	2,856,095	2,987,178	2,976,840	3,172,636
Common stockholders’ equity / assets	13.05%	12.84%	12.72%	12.57%	12.46%
Stockholders’ equity / assets	13.34%	13.13%	13.75%	13.83%	14.87%

At Period End
Assets	$21,913,670	$21,924,217	$21,902,649	$22,048,475	$21,473,565
Loans	14,253,725	14,031,071	13,503,507	13,089,589	12,655,322
Allowance for loan losses	356,298	378,151	399,723	425,961	454,461
Goodwill	929,168	929,168	929,168	929,168	929,168
Mortgage servicing rights, net	50,001	48,152	47,370	53,093	62,243
Other intangible assets	18,373	19,422	20,600	21,779	22,957
Deposits	15,653,376	15,090,655	14,782,410	14,066,050	14,023,643
Short and long-term funding	3,112,955	3,691,556	4,009,184	4,739,844	4,031,982
Stockholders’ equity	2,900,873	2,865,794	2,850,619	2,999,148	3,194,714
Stockholders’ equity / assets	13.24%	13.07%	13.01%	13.60%	14.88%
Tangible common equity / tangible assets (5)	9.01%	8.84%	8.77%	8.49%	8.42%
Tangible equity / tangible assets (6)	9.32%	9.14%	9.07%	9.71%	10.93%
Tier 1 common equity / risk-weighted assets (7)	12.49%	12.24%	12.44%	12.61%	12.65%
Tier 1 leverage ratio	10.03%	9.81%	9.62%	10.46%	11.65%
Tier 1 risk-based capital ratio	14.33%	14.08%	14.35%	16.03%	18.08%
Total risk-based capital ratio	15.78%	15.53%	15.81%	17.50%	19.56%
Shares outstanding, end of period	173,923	173,575	173,474	173,374	173,274

Selected trend information
Average full time equivalent employees	5,045	5,056	4,980	4,977	4,929
Trust assets under management, at market value	$6,000,000	$5,600,000	$5,300,000	$5,700,000	$5,900,000
Mortgage loans originated for sale during period	563,688	843,614	470,530	250,880	290,013
Mortgage portfolio serviced for others	7,284,000	7,321,000	7,281,000	7,367,000	7,476,000
Mortgage servicing rights, net / Portfolio serviced for others	0.69%	0.66%	0.65%	0.72%	0.83%

(1)	Return on average Tier 1 common equity = Net income available to common equity divided by average Tier 1 capital excluding qualifying perpetual preferred stock and qualifying trust preferred securities.

This is a non-GAAP financial measure.

(2)	Efficiency ratio = Noninterest expense divided by sum of taxable equivalent net interest income plus noninterest income, excluding investment securities gains, net, and asset sales gains, net.

This is a non-GAAP financial measure.

(3)	Ratio is based upon basic earnings per common share.
(4)	Loans held for sale have been included in the average balances.
(5)	Tangible common equity to tangible assets = Common stockholders’ equity excluding goodwill and other intangible assets divided by assets excluding goodwill and other intangible assets.

This is a non-GAAP financial measure.

(6)	Tangible equity to tangible assets = Stockholders’ equity excluding goodwill and other intangible assets divided by assets excluding goodwill and other intangible assets.

This is a non-GAAP financial measure.

(7)	Tier 1 common equity to risk-weighted assets = Tier 1 capital excluding qualifying perpetual preferred stock and qualifying trust preferred securities divided by risk-weighted assets. This is a non-GAAP financial measure.

Selected Asset Quality Information Associated Banc-Corp (in thousands)	Mar 31, 2012	Dec 31, 2011	Mar 12 vs Dec 11 % Change	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011	Mar 12 vs Mar 11 % Change
Allowance for Loan Losses
Beginning balance	$378,151	$399,723	(5.4%)	$425,961	$454,461	$476,813	(20.7%)
Provision for loan losses	—	1,000	(100.0%)	4,000	16,000	31,000	(100.0%)
Charge offs	(31,259)	(34,056)	(8.2%)	(38,155)	(52,365)	(65,156)	(52.0%)
Recoveries	9,406	11,484	(18.1%)	7,917	7,865	11,804	(20.3%)

Net charge offs	(21,853)	(22,572)	(3.2%)	(30,238)	(44,500)	(53,352)	(59.0%)

Ending balance	$356,298	$378,151	(5.8%)	$399,723	$425,961	$454,461	(21.6%)

Reserve for losses on unfunded commitments	$15,600	$14,700	6.1%	$14,900	$14,900	$17,800	(12.4%)

Net Charge Offs	Mar 31, 2012	Dec 31, 2011	Mar 12 vs Dec 11 % Change	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011	Mar 12 vs Mar 11 % Change
Commercial and industrial	$3,872	$231	N/M	$3,741	$14,026	$4,314	(10.2%)
Commercial real estate—owner occupied	415	539	(23.0%)	134	4,436	1,867	(77.8%)
Lease financing	(1,836)	19	N/M	(1,889)	60	28	N/M

Commercial and business lending	2,451	789	210.6%	1,986	18,522	6,209	(60.5%)
Commercial real estate—investor	7,354	2,394	207.2%	10,472	4,941	6,006	22.4%
Real estate—construction	230	7,088	(96.8%)	5,646	6,031	11,936	(98.1%)

Commercial real estate lending	7,584	9,482	(20.0%)	16,118	10,972	17,942	(57.7%)

Total commercial	10,035	10,271	(2.3%)	18,104	29,494	24,151	(58.4%)
Home equity	8,950	8,113	10.3%	8,736	8,251	14,322	(37.5%)
Installment(1)	101	452	(77.7%)	764	664	12,670	(99.2%)

Total retail	9,051	8,565	5.7%	9,500	8,915	26,992	(66.5%)
Residential mortgage	2,767	3,736	(25.9%)	2,634	6,091	2,209	25.3%

Total net charge offs	$21,853	$22,572	(3.2%)	$30,238	$44,500	$53,352	(59.0%)

Net Charge Offs to Average Loans (in basis points) *	Mar 31, 2012	Dec 31, 2011		Sep 30, 2011	Jun 30, 2011	Mar 31, 2011
Commercial and industrial	42	3		46	180	60
Commercial real estate—owner occupied	16	20		5	174	72
Lease financing	N/M	14		N/M	44	20

Commercial and business lending	20	7		18	177	63
Commercial real estate—investor	113	38		169	83	104
Real estate—construction	16	502		407	454	N/M

Commercial real estate lending	96	122		213	151	252

Total commercial	50	53		98	166	142
Home equity	144	127		134	127	227
Installment	7	32		52	42	759

Total retail	119	110		119	111	338
Residential mortgage	34	46		36	92	35

Total net charge offs	61	64		90	137	171

Credit Quality	Mar 31, 2012	Dec 31, 2011	Mar 12 vs Dec 11 % Change	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011	Mar 12 vs Mar 11 % Change
Nonaccrual loans	$327,085	$356,772	(8.3%)	$403,392	$467,611	$488,321	(33.0%)
Other real estate owned (OREO)	34,425	41,571	(17.2%)	42,076	45,712	49,019	(29.8%)

Total nonperforming assets	$361,510	$398,343	(9.2%)	$445,468	$513,323	$537,340	(32.7%)

Loans 90 or more days past due and still accruing	2,497	4,925	(49.3%)	1,220	12,123	9,380	(73.4%)
Restructured loans (accruing)	120,719	113,164	6.7%	113,083	100,343	88,193	36.9%

Allowance for loan losses / loans	2.50%	2.70%		2.96%	3.25%	3.59%
Allowance for loan losses / nonaccrual loans	108.93	105.99		99.09	91.09	93.07
Nonaccrual loans / total loans	2.29	2.54		2.99	3.57	3.86
Nonperforming assets / total loans plus OREO	2.53	2.83		3.29	3.91	4.23
Nonperforming assets / total assets	1.65	1.82		2.03	2.33	2.50
Net charge offs / average loans (annualized)	0.61	0.64		0.90	1.37	1.71
Year-to-date net charge offs / average loans	0.61	1.13		1.32	1.54	1.71

Nonaccrual loans by type:
Commercial and industrial	$50,641	$56,075	(9.7%)	$61,256	$71,183	$76,780	(34.0%)
Commercial real estate—owner occupied	31,888	35,718	(10.7%)	47,202	59,725	57,168	(44.2%)
Lease financing	9,040	10,644	(15.1%)	11,667	12,898	15,270	(40.8%)

Commercial and business lending	91,569	102,437	(10.6%)	120,125	143,806	149,218	(38.6%)
Commercial real estate—investor	89,030	99,352	(10.4%)	97,691	133,770	129,379	(31.2%)
Real estate—construction	36,471	41,806	(12.8%)	72,300	72,782	84,903	(57.0%)

Commercial real estate lending	125,501	141,158	(11.1%)	169,991	206,552	214,282	(41.4%)

Total commercial	217,070	243,595	(10.9%)	290,116	350,358	363,500	(40.3%)
Home equity	44,628	46,907	(4.9%)	46,119	46,777	49,618	(10.1%)
Installment	2,627	2,715	(3.2%)	3,195	3,724	4,949	(46.9%)

Total retail	47,255	49,622	(4.8%)	49,314	50,501	54,567	(13.4%)
Residential mortgage	62,760	63,555	(1.3%)	63,962	66,752	70,254	(10.7%)

Total nonaccrual loans	$327,085	$356,772	(8.3%)	$403,392	$467,611	$488,321	(33.0%)

*	Annualized.

N/M = Not meaningful.

(1) Charge offs for the three months ended March 31, 2011, include $10 million of write-downs related to installment loans transferred to held for sale.

Selected Asset Quality Information (continued) Associated Banc-Corp
(in thousands)	Mar 31, 2012	Dec 31, 2011	Mar 12 vs Dec 11 % Change	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011	Mar 12 vs Mar 11 % Change
Restructured loans (accruing)
Commercial and industrial	$25,622	$22,552	13.6%	$23,020	$22,760	$16,047	59.7%
Commercial real estate—owner occupied	6,926	8,138	(14.9%)	5,439	1,579	382	N/M
Lease financing	—	—	0.0%	—	—	—	0.0%

Commercial and business lending	32,548	30,690	6.1%	28,459	24,339	16,429	98.1%
Commercial real estate—investor	45,845	43,417	5.6%	43,453	34,612	33,784	35.7%
Real estate—construction	11,770	10,977	7.2%	10,707	10,706	7,859	49.8%

Commercial real estate lending	57,615	54,394	5.9%	54,160	45,318	41,643	38.4%

Total commercial	90,163	85,084	6.0%	82,619	69,657	58,072	55.3%
Home equity	9,092	8,950	1.6%	10,556	11,453	11,630	(21.8%)
Installment	999	1,015	(1.6%)	965	1,017	1,149	(13.1%)

Total retail	10,091	9,965	1.3%	11,521	12,470	12,779	(21.0%)
Residential mortgage	20,465	18,115	13.0%	18,943	18,216	17,342	18.0%

Total restructured loans (accruing)	$120,719	$113,164	6.7%	$113,083	$100,343	$88,193	36.9%

Restructured loans in nonaccrual loans (not included above)	$79,946	$87,493	(8.6%)	$80,063	$71,084	$49,352	62.0%

Loans Past Due 30-89 Days	Mar 31, 2012	Dec 31, 2011	Mar 12 vs Dec 11 % Change	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011	Mar 12 vs Mar 11 % Change
Commercial and industrial	$12,643	$8,743	44.6%	$6,255	$7,581	$36,205	(65.1%)
Commercial real estate—owner occupied	7,532	7,092	6.2%	29,409	33,753	21,820	(65.5%)
Lease financing	40	104	(61.5%)	507	79	135	(70.4%)

Commercial and business lending	20,215	15,939	26.8%	36,171	41,413	58,160	(65.2%)
Commercial real estate—investor	8,313	4,970	67.3%	70,136	27,487	18,717	(55.6%)
Real estate—construction	1,736	996	74.3%	5,493	13,217	3,410	(49.1%)

Commercial real estate lending	10,049	5,966	68.4%	75,629	40,704	22,127	(54.6%)

Total commercial	30,264	21,905	38.2%	111,800	82,117	80,287	(62.3%)
Home equity	18,007	12,189	47.7%	18,165	14,818	14,808	21.6%
Installment	2,813	2,592	8.5%	1,956	3,851	2,714	3.6%

Total retail	20,820	14,781	40.9%	20,121	18,669	17,522	18.8%
Residential mortgage	10,114	7,224	40.0%	12,114	12,573	7,940	27.4%

Total loans past due 30-89 days	$61,198	$43,910	39.4%	$144,035	$113,359	$105,749	(42.1%)

Potential Problem Loans	Mar 31, 2012	Dec 31, 2011	Mar 12 vs Dec 11 % Change	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011	Mar 12 vs Mar 11 % Change
Commercial and industrial	$157,778	$153,306	2.9%	$207,351	$229,407	$348,949	(54.8%)
Commercial real estate—owner occupied	112,673	136,366	(17.4%)	140,406	145,622	172,662	(34.7%)
Lease financing	487	158	208.2%	507	1,399	1,705	(71.4%)

Commercial and business lending	270,938	289,830	(6.5%)	348,264	376,428	523,316	(48.2%)
Commercial real estate—investor	167,339	230,206	(27.3%)	252,331	236,434	292,714	(42.8%)
Real estate—construction	27,654	27,649	0.0%	37,155	63,186	70,824	(61.0%)

Commercial real estate lending	194,993	257,855	(24.4%)	289,486	299,620	363,538	(46.4%)

Total commercial	465,931	547,685	(14.9%)	637,750	676,048	886,854	(47.5%)
Home equity	4,441	5,451	(18.5%)	4,975	4,515	4,737	(6.2%)
Installment	142	233	(39.1%)	272	216	230	(38.3%)

Total retail	4,583	5,684	(19.4%)	5,247	4,731	4,967	(7.7%)
Residential mortgage	9,580	13,037	(26.5%)	16,550	18,575	19,710	(51.4%)

Total potential problem loans	$480,094	$566,406	(15.2%)	$659,547	$699,354	$911,531	(47.3%)

N/M = Not meaningful.

Net Interest Income Analysis—Taxable Equivalent Basis

Associated Banc-Corp

	Three months ended March 31, 2012			Three months ended March 31, 2011
	Average	Interest	Average	Average	Interest	Average
(in thousands)	Balance	Income /Expense	Yield /Rate	Balance	Income /Expense	Yield /Rate
Earning assets:
Loans: (1) (2) (3)
Commercial and business lending	$4,828,953	$48,985	4.08%	$4,022,566	$44,421	4.47%
Commercial real estate lending	3,187,150	34,502	4.35	2,885,375	32,023	4.49

Total commercial	8,016,103	83,487	4.19	$6,907,941	$76,444	4.48
Residential mortgage	3,239,087	30,964	3.83	2,527,035	27,147	4.31
Retail	3,055,251	35,511	4.67	3,238,868	39,992	4.98

Total loans	14,310,441	149,962	4.21	12,673,844	143,583	4.58
Investment securities	4,611,600	34,667	3.01	5,858,293	46,993	3.21
Other short-term investments	449,688	1,247	1.11	765,729	1,458	0.76

Investments and other	5,061,288	35,914	2.84	6,624,022	48,451	2.93

Total earning assets	19,371,729	185,876	3.85	19,297,866	192,034	4.01
Other assets, net	2,287,410			2,038,992

Total assets	$21,659,139			$21,336,858

Interest-bearing liabilities:
Savings deposits	$1,029,390	$185	0.07%	$917,053	$264	0.12%
Interest-bearing demand deposits	2,114,454	944	0.18	1,764,439	631	0.15
Money market deposits	5,688,567	3,558	0.25	5,149,261	4,688	0.37
Time deposits, excluding Brokered CDs	2,371,049	7,043	1.19	2,815,301	11,616	1.67

Total interest-bearing deposits, excluding Brokered CDs	11,203,460	11,730	0.42	10,646,054	17,199	0.66
Brokered CDs	113,253	306	1.09	378,289	1,050	1.13

Total interest-bearing deposits	11,316,713	12,036	0.43	11,024,343	18,249	0.67
Short and long-term funding	3,603,700	13,869	1.54	3,883,122	14,622	1.52

Total interest-bearing liabilities	14,920,413	25,905	0.70	14,907,465	32,871	0.89
Noninterest-bearing demand deposits	3,683,854			3,221,271
Other liabilities	164,687			35,486
Stockholders’ equity	2,890,185			3,172,636

Total liabilities and stockholders’ equity	$21,659,139			$21,336,858

Net interest income and rate spread (1)		$159,971	3.15%		$159,163	3.12%

Net interest margin (1)			3.31%			3.32%
Taxable equivalent adjustment		$5,303			$5,440

Net Interest Income Analysis—Taxable Equivalent Basis

Associated Banc-Corp

	Three months ended March 31, 2012			Three months ended December 31, 2011
	Average	Interest	Average	Average	Interest	Average
(in thousands)	Balance	Income /Expense	Yield /Rate	Balance	Income /Expense	Yield /Rate
Earning assets:
Loans: (1) (2) (3)
Commercial and business lending	$4,828,953	$48,985	4.08%	$4,638,160	$48,243	4.13%
Commercial real estate lending	3,187,150	34,502	4.35	3,090,643	34,181	4.39

Total commercial	8,016,103	83,487	4.19	$7,728,803	$82,424	4.23
Residential mortgage	3,239,087	30,964	3.83	3,216,466	31,643	3.93
Retail	3,055,251	35,511	4.67	3,098,316	36,666	4.71

Total loans	14,310,441	149,962	4.21	14,043,585	150,733	4.27
Investment securities	4,611,600	34,667	3.01	5,020,429	34,605	2.76
Other short-term investments	449,688	1,247	1.11	442,613	1,251	1.13

Investments and other	5,061,288	35,914	2.84	5,463,042	35,856	2.63

Total earning assets	19,371,729	185,876	3.85	19,506,627	186,589	3.81
Other assets, net	2,287,410			2,249,243

Total assets	$21,659,139			$21,755,870

Interest-bearing liabilities:
Savings deposits	$1,029,390	$185	0.07%	$1,017,271	$230	0.09%
Interest-bearing demand deposits	2,114,454	944	0.18	2,152,518	1,115	0.21
Money market deposits	5,688,567	3,558	0.25	5,308,174	3,649	0.27
Time deposits, excluding Brokered CDs	2,371,049	7,043	1.19	2,557,120	9,256	1.44

Total interest-bearing deposits, excluding Brokered CDs	11,203,460	11,730	0.42	11,035,083	14,250	0.51
Brokered CDs	113,253	306	1.09	203,354	704	1.37

Total interest-bearing deposits	11,316,713	12,036	0.43	11,238,437	14,954	0.53
Short and long-term funding	3,603,700	13,869	1.54	3,857,252	14,503	1.50

Total interest-bearing liabilities	14,920,413	25,905	0.70	15,095,689	29,457	0.78
Noninterest-bearing demand deposits	3,683,854			3,655,032
Other liabilities	164,687			149,054
Stockholders’ equity	2,890,185			2,856,095

Total liabilities and stockholders’ equity	$21,659,139			$21,755,870

Net interest income and rate spread (1)		$159,971	3.15%		$157,132	3.03%

Net interest margin (1)			3.31%			3.21%
Taxable equivalent adjustment		$5,303			$5,307

(1)	The yield on tax exempt loans and securities is computed on a taxable equivalent basis using a tax rate of 35% for all periods presented and is net of the effects of certain disallowed interest deductions.
(2)	Nonaccrual loans and loans held for sale have been included in the average balances.
(3)	Interest income includes net loan fees.

Financial Summary and Comparison Associated Banc-Corp

Period End Loan Composition (in thousands)

			Mar 12 vs Dec 11				Mar 12 vs Mar 11
	Mar 31, 2012	Dec 31, 2011	% Change	Sept 30, 2011	Jun 30, 2011	Mar 31, 2011	% Change
Commercial and industrial	$3,719,016	$3,724,736	(0.2%)	$3,360,502	$3,202,301	$2,972,651	25.1%
Commercial real estate—owner occupied	1,074,755	1,086,829	(1.1%)	1,068,616	1,030,060	1,027,826	4.6%
Lease financing	61,208	58,194	5.2%	54,849	54,001	56,458	8.4%

Commercial and business lending	4,854,979	4,869,759	(0.3%)	4,483,967	4,286,362	4,056,935	19.7%
Commercial real estate—investor	2,664,251	2,563,767	3.9%	2,481,411	2,393,626	2,354,655	13.1%
Real estate—construction	565,953	584,046	(3.1%)	554,024	533,804	525,236	7.8%

Commercial real estate lending	3,230,204	3,147,813	2.6%	3,035,435	2,927,430	2,879,891	12.2%

Total commercial	8,085,183	8,017,572	0.8%	7,519,402	7,213,792	6,936,826	16.6%
Home equity	2,501,770	2,504,704	(0.1%)	2,571,404	2,594,029	2,576,736	(2.9%)
Installment	537,628	557,782	(3.6%)	572,243	589,714	605,767	(11.2%)

Total retail	3,039,398	3,062,486	(0.8%)	3,143,647	3,183,743	3,182,503	(4.5%)
Residential mortgage	3,129,144	2,951,013	6.0%	2,840,458	2,692,054	2,535,993	23.4%

Total loans	$14,253,725	$14,031,071	1.6%	$13,503,507	$13,089,589	$12,655,322	12.6%

Period End Deposit and Customer Funding Composition (in thousands)

			Mar 12 vs Dec 11				Mar 12 vs Mar 11
	Mar 31, 2012	Dec 31, 2011	% Change	Sept 30, 2011	Jun 30, 2011	Mar 31, 2011	% Change
Demand	$3,989,156	$3,928,792	1.5%	$3,711,570	$3,218,722	$3,285,604	21.4%
Savings	1,098,975	986,766	11.4%	1,013,195	1,007,337	973,122	12.9%
Interest-bearing demand	2,040,900	2,297,454	(11.2%)	2,071,627	1,931,519	1,755,367	16.3%
Money market	6,176,981	5,150,275	19.9%	5,205,401	4,982,492	4,968,510	24.3%
Brokered CDs	46,493	202,948	(77.1%)	203,827	316,670	324,045	(85.7%)
Other time deposits	2,300,871	2,524,420	(8.9%)	2,576,790	2,609,310	2,716,995	(15.3%)

Total deposits	15,653,376	15,090,655	3.7%	14,782,410	14,066,050	14,023,643	11.6%
Customer repo sweeps	635,697	664,624	(4.4%)	871,619	930,101	1,048,516	(39.4%)
Customer repo term	509,332	695,131	(26.7%)	1,141,450	1,147,938	887,434	(42.6%)

Total customer funding	1,145,029	1,359,755	(15.8%)	2,013,069	2,078,039	1,935,950	(40.9%)

Total deposits and customer funding	$16,798,405	$16,450,410	2.1%	$16,795,479	$16,144,089	$15,959,593	5.3%

Network transaction deposits included above in interest-bearing demand and money market	1,171,679	875,052	33.9%	875,630	824,003	936,688	25.1%
Brokered CDs	46,493	202,948	(77.1%)	203,827	316,670	324,045	(85.7%)

Total network and brokered funding	1,218,172	1,078,000	13.0%	1,079,457	1,140,673	1,260,733	(3.4%)

Net customer deposits and funding (1)	15,580,233	15,372,410	1.4%	15,716,022	15,003,416	14,698,860	6.0%

(1)	Total deposits and customer funding excluding total network and brokered funding.